News Release

Tuesday, October 12, 2004

Gannett Co., Inc. Releases September Statistical Report

McLEAN, VA - Gannett Co., Inc. (NYSE: GCI) reported today that total pro forma operating revenues for the ninth period ended September 26, 2004 increased 7.2 percent, as a result of strength in local and classified advertising. Results for the month were tempered, in part, by the effects of the hurricanes in Florida on our newspaper and television stations there, and the shift of Labor Day into Period 9 this year. For comparison purposes, the continued increase in the exchange rate of Sterling year-over-year affected results for the company's UK operations. If the exchange rate had remained constant year-over-year, total pro forma operating revenues would have increased 5.0 percent for the period.

September

Pro forma (assuming that all properties presently owned were owned in both periods) newspaper advertising revenues in September grew 9.1 percent compared with 2003's ninth period on a 1.2 percent decrease in ROP volume and a 7.4 percent advance in preprint distribution. If the exchange rate had remained constant year-over-year, total pro forma newspaper advertising revenues would have risen 6.5 percent.

Pro forma local advertising revenues rose 10.4 percent on an almost one percent increase in ROP ad volume in September. The performance of the company's small and medium-sized advertisers in its domestic newspapers outpaced the revenue performance of its largest advertisers. In the U.S., across all products, local ad revenue gains were achieved in the furniture, consumer electronics, health, telecommunications and home improvement categories while the department store, entertainment, grocery, financial and restaurant categories lagged last year's comparable period. On a constant currency basis, pro forma local advertising would have increased 8.7 percent.

Pro forma classified revenues advanced 9.8 percent in the ninth period on a 2.2 percent decrease in ROP ad volume. On a constant currency basis, pro forma classified revenues would have advanced 5.7 percent for September. Employment revenues increased 15.0 percent, real estate revenues advanced 13.3 percent, and automotive declined 3.4 percent compared to last year. On a constant currency basis, employment and real estate revenues would have increased 9.6 percent and 8.9 percent, respectively, while automotive would have decreased 5.5 percent.

Pro forma national advertising revenues in September increased 3.9 percent on a 2.4 percent decline in ad volume. National volume at the company's local domestic newspapers fell 1.2 percent in the period. USA WEEKEND, our weekly newspaper magazine, and our UK operations experienced significantly higher national ad revenues in the period. While our revenue statistics include their results, USA WEEKEND's and Newsquest's ad volume is not included in the linage numbers. At USA TODAY, advertising revenues decreased 1.9 percent on a 3.6 percent decline in paid ad pages to 372 from 386. For the ninth period, at USA TODAY, strength in the travel, automotive, financial and packaged goods categories was more than offset by weakness in the entertainment, technology, telecommunications, retail and pharmaceutical categories.

Pro forma broadcasting revenues, which include Captivate, grew 5.8 percent in the period. Television revenues were 5.1 percent higher with national revenues up 11.4 percent and local revenues up 1.4 percent.

Third Quarter

For the third quarter of 2004, total pro forma operating revenues were up 9.0 percent and would have increased 6.9 percent on a constant currency basis.

Newspaper advertising revenues, on a pro forma basis, for the third quarter advanced
9.6 percent and 7.1 percent on a constant currency basis.

For the third quarter, pro forma local advertising rose 7.5 percent and would have increased
6.1 percent on a constant currency basis.

Pro forma classified revenues for the quarter increased 11.9 percent and on a constant currency basis would have been 7.9 percent higher. Employment revenues increased 20.4 percent, real estate was up 14.1 percent while auto was down 2.1 percent. On a constant currency basis for the quarter, employment and real estate would have advanced 15.0 percent and 9.7 percent, respectively, while auto would have declined 4.2 percent.

Pro forma national advertising was up 8.7 percent for the third quarter. If the exchange rate had remained constant year-over-year, national advertising would have advanced 7.7 percent. At USA TODAY advertising revenues increased 10.2 percent in the third quarter reflecting a 5.8 percent increase in paid advertising pages to 1,082 compared to 1,023 in the year-ago period.

Pro forma broadcasting revenues increased 18.0 percent and television revenues advanced
17.3 percent for the quarter benefiting, in part, from Olympic and election-related advertising demand. Based on current pacings, television revenues for the fourth quarter would be ahead of last year's fourth quarter results in the low double digits.

*          *           *

In addition to the revenue and statistical summary, attached is a chart which shows the consolidated Gannett Online audience share for August from Nielsen//NetRatings. In August, Gannett's domestic Websites had over 19 million unique visitors reaching 13.1 percent of the Internet audience.

The pro forma advertising and circulation revenue statistics include the results of Captivate (acquired in April 2004), NurseWeek (acquired in February 2004), Clipper Magazine (acquired in October 2003), the SMG (Newsquest's Scottish Media Group) publishing business and the Texas-New Mexico Newspapers Partnership as if they had been owned in both years. Ad linage for Newsquest, Clipper and NurseWeek are not included in the ad volume statistics. Circulation volume numbers for Newsquest's paid daily newspapers are included in the enclosed statistics, but volume from unpaid daily and non-daily publications is not included in the circulation volume statistics.

Prior to 2004, the company had included online revenues in the classified advertising revenue total but not in the specific classified categories of help wanted, automotive and real estate. Print and online ad revenues are now reported on a combined basis to calculate the percentage changes in these categories. Results for each period of 2003 have been reclassified to reflect this change.

Gannett Co., Inc. is a leading international news and information company that publishes 101 daily newspapers in the USA, including USA TODAY, the nation's largest-selling daily newspaper. The company also owns more than 600 non-daily publications in the USA and USA WEEKEND, a weekly newspaper magazine. Gannett subsidiary Newsquest is the United Kingdom's second largest regional newspaper company. Newsquest publishes more than 300 titles, including 17 daily newspapers, and a network of prize-winning Web sites. Gannett also operates 21 television stations in the United States and is an Internet leader with sites sponsored by its TV stations and newspapers including USATODAY.com, one of the most popular news sites on the Web.

Certain statements in this press release may be forward looking in nature or "forward looking statements" as defined in the Private Securities Litigation Reform Act of 1995. The forward looking statements contained in this press release are subject to a number of risks, trends and uncertainties that could cause actual performance to differ materially from these forward looking statements. A number of those risks, trends and uncertainties are discussed in the company's SEC reports, including the company's annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward looking statements in this press release should be evaluated in light of these important risk factors.

Gannett is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this press release by wire services, Internet service providers or other media.

Contact: Jeff Heinz
Director, Investor Relations
703-854-6917
jheinz@gannett.com

#         #          #

GANNETT CO., INC.
REVENUE & STATISTICAL SUMMARY

                          Period 9 (August 30, 2004 - September 26, 2004)
                                                                         %
                             2004            2003          CHANGE     CHANGE
REVENUES:
Advertising:
Local                  $  174,429,000  $  158,067,000  $  16,362,000   10.4
National                   65,681,000      63,213,000      2,468,000    3.9
Classified                185,067,000     168,563,000     16,504,000    9.8
                        -------------   -------------   ------------   ----
Total Advertising      $  425,177,000  $  389,843,000  $  35,334,000    9.1

Circulation               101,498,000      98,787,000      2,711,000    2.7
Other revenue              34,954,000      34,359,000        595,000    1.7
Broadcasting               63,549,000      60,049,000      3,500,000    5.8
                        -------------   -------------   ------------   ----
Total Revenue          $  625,178,000  $  583,038,000  $  42,140,000    7.2
                        =============   =============   ============   ====

VOLUME:
Newspaper Inches:
Local                       2,923,932       2,901,700         22,232    0.8
National                      319,356         327,250         (7,894)  (2.4)
Classified                  4,761,350       4,869,181       (107,831)  (2.2)
                        -------------   -------------   ------------   ----
Total ROP                   8,004,638       8,098,131        (93,493)  (1.2)
                        =============   =============   ============   ====
Preprint Distribution
  (in thousands)              933,796         869,805         63,991    7.4
                        =============   =============   ============   ====

NET PAID CIRCULATION:
Morning (w/USAT)            7,108,916       7,158,728        (49,812)  (0.7)
Evening                     1,193,097       1,234,223        (41,126)  (3.3)
                        -------------   -------------   ------------   ----
Total Daily                 8,302,013       8,392,951        (90,938)  (1.1)
                        =============   =============   ============   ====
Sunday                      6,826,266       7,008,375       (182,109)  (2.6)
                        =============   =============   ============   ====

                          Year-to-Date through September 26, 2004
                                                                         %
                             2004            2003          CHANGE     CHANGE
REVENUES:
Advertising:
Local                 $ 1,492,734,000 $ 1,404,536,000 $   88,198,000    6.3
National                  569,629,000     518,311,000     51,318,000    9.9
Classified              1,558,812,000   1,388,190,000    170,622,000   12.3
                       --------------  --------------  -------------   ----
Total Advertising     $ 3,621,175,000 $ 3,311,037,000 $  310,138,000    9.4

Circulation               923,471,000     913,193,000     10,278,000    1.1
Other revenue             294,247,000     277,465,000     16,782,000    6.0
Broadcasting              590,807,000     530,576,000     60,231,000   11.4
                       --------------  --------------  -------------   ----
Total Revenue         $ 5,429,700,000 $ 5,032,271,000 $  397,429,000    7.9
                       ==============  ==============  =============   ====

VOLUME:
Newspaper Inches:
Local                      27,324,508      27,259,932         64,576    0.2
National                    3,064,176       2,933,545        130,631    4.5
Classified                 45,357,015      44,272,802      1,084,213    2.4
                       --------------  --------------  -------------   ----
Total ROP                  75,745,699      74,466,279      1,279,420    1.7
                       ==============  ==============  =============   ====
Preprint Distribution
  (in thousands)            8,198,532       7,928,054        270,478    3.4
                       ==============  ==============  =============   ====

NET PAID CIRCULATION:
Morning (w/USAT)            7,093,014       7,066,505         26,509    0.4
Evening                     1,212,824       1,242,113        (29,289)  (2.4)
                       --------------  --------------  -------------   ----
Total Daily                 8,305,838       8,308,618         (2,780)  (0.0)
                       ==============  ==============  =============   ====
Sunday                      6,877,266       7,026,425       (149,159)  (2.1)
                       ==============  ==============  =============   ====

Note:  The operating results from the company's newspapers participating in joint operating agencies, and which are accounted for under the equity method of accounting, are reported as a single amount in other operating revenues. Advertising linage statistics from these newspapers are not included above, however, circulation volume statistics for these newspapers are included above.

       The above revenue amounts and statistics have been restated to include all companies presently owned including Captivate (acquired in April
       2004), NurseWeek (acquired in February 2004), Clipper Magazine (acquired in late October 2003), SMG Publishing (acquired in April 2003) and 100%
       of the Texas-New Mexico Newspapers Partnership (established in March
       2003). Captivate is a national news and entertainment network that delivers quality programming and full motion video advertising to more than 1.4 million consumers and business professionals each day through wireless digital video screens in the elevators of premier office towers across North America. Captivate is included above in
       Broadcasting revenue. NurseWeek is a multimedia company with print publications focused on the recruitment, recognition and education of nurses. Clipper Magazine is a direct-mail advertising magazine company publishing over 345 individual market editions in 24 states, which are mailed to over 100 million American homes annually. SMG Publishing consists of three Scottish newspapers: The Herald, Sunday Herald and
       Evening Times; eleven specialty consumer and business-to-business magazine titles; and an online advertising and content business.

       Newsquest (which includes SMG Publishing) is a regional newspaper publisher in the United Kingdom with more than 300 titles, including paid and unpaid daily and non-daily products. Circulation volume statistics for Newsquest's seventeen paid daily newspapers are included above. Circulation volume statistics for Sunday Herald are included above in the Sunday statistics. Circulation volume statistics for
       Newsquest's unpaid daily and non-daily publications are not reflected above. Advertising linage for Newsquest publications is not reflected above.

       Circulation volume and advertising linage statistics for non-daily products, including NurseWeek and Clipper Magazine are not reflected above.

       Certain online advertising revenues in 2003 have been reclassified to conform with the 2004 presentation. There was no effect on total revenues.

GANNETT CO., INC.
REVENUE & STATISTICAL SUMMARY

                          3rd Quarter 2004 (June 28 - September 26, 2004)
                                                                           %
                             2004            2003           CHANGE      CHANGE
REVENUES:
Advertising:
Local                 $   493,684,000 $   459,092,000  $   34,592,000     7.5
National                  181,348,000     166,773,000      14,575,000     8.7
Classified                529,715,000     473,301,000      56,414,000    11.9
                       --------------  --------------   -------------    ----
Total Advertising     $ 1,204,747,000 $ 1,099,166,000  $  105,581,000     9.6

Circulation               304,610,000     299,959,000       4,651,000     1.6
Other revenue             101,078,000      92,394,000       8,684,000     9.4
Broadcasting              206,170,000     174,707,000      31,463,000    18.0
                       --------------  --------------   -------------    ----
Total Revenue         $ 1,816,605,000 $ 1,666,226,000  $  150,379,000     9.0
                       ==============  ==============   =============    ====

VOLUME:
Newspaper Inches:
Local                       9,127,053       9,106,021          21,032     0.2
National                      924,462         941,908         (17,446)   (1.9)
Classified                 15,746,962      15,534,352         212,610     1.4
                       --------------  --------------   -------------    ----
Total ROP                  25,798,477      25,582,281         216,196     0.8
                       ==============  ==============   =============    ====
Preprint Distribution
    (in thousands)          2,733,443       2,589,928         143,515     5.5
                       ==============  ==============   =============    ====

Note:  The operating results from the company's newspapers participating in joint operating agencies, and which are accounted for under the equity method of accounting, are reported as a single amount in other operating revenues. Advertising linage statistics from these newspapers are not included above, however, circulation volume statistics for these newspapers are included above.

       The above revenue amounts and statistics have been restated to include all companies presently owned including Captivate (acquired in April
       2004), NurseWeek (acquired in February 2004), Clipper Magazine (acquired in late October 2003), SMG Publishing (acquired in April 2003) and 100%
       of the Texas-New Mexico Newspapers Partnership (established in March
       2003). Captivate is a national news and entertainment network that delivers quality programming and full motion video advertising to more than 1.4 million consumers and business professionals each day through wireless digital video screens in the elevators of premier office towers across North America. Captivate is included above in
       Broadcasting revenue. NurseWeek is a multimedia company with print publications focused on the recruitment, recognition and education of nurses. Clipper Magazine is a direct-mail advertising magazine company publishing over 345 individual market editions in 24 states, which are mailed to over 100 million American homes annually. SMG Publishing consists of three Scottish newspapers: The Herald, Sunday Herald and
       Evening Times; eleven specialty consumer and business-to-business magazine titles; and an online advertising and content business.

       Newsquest (which includes SMG Publishing) is a regional newspaper publisher in the United Kingdom with more than 300 titles, including paid and unpaid daily and non-daily products. Circulation volume statistics for Newsquest's seventeen paid daily newspapers are included above. Circulation volume statistics for Sunday Herald are included above in the Sunday statistics. Circulation volume statistics for
       Newsquest's unpaid daily and non-daily publications are not reflected above. Advertising linage for Newsquest publications is not reflected above.

       Circulation volume and advertising linage statistics for non-daily products, including NurseWeek and Clipper Magazine are not reflected above.

       Certain online advertising revenues in 2003 have been reclassified to conform with the 2004 presentation. There was no effect on total revenues.

Gannett Online Internet Audience
August 2004

Nielsen//NetRatings

Home/Work Panel Combined

	Unique Visitors Per Month	Percentage Reach of Internet Audience
Gannett Online	19,291,000	13.1%